SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 18, 2000
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                               FSF FINANCIAL CORP.
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Minnesota                             0-24648                41-1783064
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(State or other jurisdiction          (SEC File No.)         (IRS Employer
  of incorporation)                                          Identification
                                                               Number)



201 Main Street South, Hutchinson, MN                          55350-2573
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(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code:(320) 234-4500
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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     ( c )    Exhibits

              99       Press release dated April 18, 2000.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              FSF FINANCIAL CORP.



Date:    April 18, 2000                       By:  /s/ Richard H. Burgart
         --------------                            ----------------------
                                                   Richard H. Burgart
                                                   Chief Financial Officer

EXHIBIT 99              Contact:     Donald A. Glas, Chief Executive Officer
FSF Financial Corp.                  George B. Loban, President
Hutchinson, Minnesota                Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4500

                                     For Immediate Release
                                     April 18, 2000


        FSF Financial Corp. Announces Dividend and Stock Repurchase Plan
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         Hutchinson,  Minnesota  (Nasdaq- "FFHH") - FSF Financial  Corp.,  whose direct subsidiaries  include First Federal fsb, Insurance Planners of Hutchinson
Inc.,  Hutchinson,   Minnesota  and  Homeowners  Mortgage  Corporation,  Vadnais
Heights,  Minnesota,  announced that it will pay a regular quarterly dividend of
12.5 cents per share of common stock to stockholders of record on May 1, 2000, payable on May 15, 2000.

         In announcing the dividend, Donald A. Glas, Co-Chairman and Chief Executive Officer, noted that the Board of Directors voted for payment of the dividend after reviewing the preliminary operating results for the quarter ended March 31, 2000. "Operating results for the second quarter are scheduled to be released on Thursday, April 20, 2000," added Mr. Glas.

         Mr. Glas also announced that the Corporation's Board of Directors has authorized the repurchase of up to 250,000 shares, approximately 10% of the outstanding shares of the Corporation's common stock. The shares will be purchased in open market or privately negotiated transactions from time to time during the next twelve months, subject to the discretion of management pursuant to the terms of the stock repurchase plan.

         First Federal fsb is a federally-chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has eleven offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights, Litchfield, Waconia, Waite Park and Winthrop, Minnesota. The Bank's deposits are federally insured by the Federal Deposit Insurance Corporation. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency located in Hutchinson, Minnesota. Homeowners Mortgage Corporation originates residential mortgage loans from offices in Vadnais Heights and Hastings, Minnesota. The Corporation's common stock is traded in the over-the-counter market on the Nasdaq National Market under the symbol "FFHH".